AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

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EXHIBIT INDEX

EXHIBIT   DESCRIPTION
EX-99.1a  Amended and Restated Agreement and Declaration of Trust dated
          March 9, 1998 and amended March 1, 1999, (filed electronically as
          Exhibit a1 to Post-Effective Amendment No. 29 to the Registration
          Statement, on December 29, 1999, File No. 2-82734).

EX-99.1b  Amendment No. 1 to the Declaration of Trust dated March 6, 2001 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 32 to the
          Registration Statement, on April 18, 2001, File No. 2-82734).

EX-99.2   Amended and Restated Bylaws dated March 9, 1998 (filed electronically as Exhibit 2b to Post-Effective Amendment No. 23 to the Registration
          Statement of American Century Municipal Trust, on March 26, 1998, File
          No. 2-91229).

EX-99.4   Agreement and Plan of Reorganization.

EX-99.6a  Management Agreement (Investor Class) between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Management, Inc., dated August 1, 1997 (filed
          electronically as Exhibit 5 to Post-Effective Amendment No. 33 to the
          Registration Statement of American Century Government Income Trust, on
          July 31, 1997, File No. 2-99222).

EX-99.6b  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds and American
          Century Investment Management, Inc., dated March 31, 1998 (filed electronically as Exhibit 5b to Post-Effective Amendment No. 23 to the
          Registration Statement of American Century Municipal Trust on March
          26, 1998, File No. 2-91229).

EX-99.6c  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds and American
          Century Investment Management, Inc., dated July 1, 1998 (filed electronically as Exhibit d3 to Post-Effective Amendment No. 39 to the
          Registration Statement of American Century Government Income Trust, on
          July 28, 1999, File No. 2-99222).

EX-99.6d  Amendment No. 1 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds and American
          Century Investment Management, Inc. dated September 16, 2000 (filed electronically as Exhibit d4 of Post-Effective Amendment No. 30 to the
          Registration Statement of the Registrant on December 29, 2000, File
          No. 2-82734).

EX-99.6e  Amendment No. 2 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds and American
          Century Investment Management, Inc. dated August 1, 2001 (filed electronically as Exhibit d5 to Post-Effective Amendment No. 44 to the
          Registration Statement of American Century Government Income Trust, on
          July 31, 2001, File No. 2-99222).

EX-99.6f  Amendment No. 3 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds and American
          Century Investment Management, Inc. dated December 3, 2001 (filed electronically as Exhibit d6 to Post-Effective Amendment No. 16 to the
          Registration Statement of American Century Investment Trust, on
          November 30, 2001, File No. 33-65170).

EX-99.6g  Management Agreement (C Class) between American Century Target
          Maturities Trust, American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          Investment Trust, American Century Quantitative Equity Funds, American
          Century Municipal Trust and American Century Investment Management
          Inc., dated September 16, 2000 (filed electronically as Exhibit d6 to
          Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.6h  Amendment No. 1 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated August 1, 2001 (filed
          electronically as Exhibit d10 to Post-Effective Amendment No. 44 to
          the Registration Statement of American Century Government Income
          Trust, on July 31, 2001, File No. 2-99222).

EX-99.6i  Amendment No. 2 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated December 3, 2001 (filed electronically as Exhibit d13 to Post-Effective Amendment No. 16 to
          the Registration Statement of American Century Investment Trust, on
          November 30, 2001, File No. 33-65170).

EX-99.7a  Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc.
          dated March 13, 2000 (filed electronically as Exhibit e7 to
          Post-Effective Amendment No. 17 to the Registration Statement of
          American Century World Mutual Funds, Inc. on March 30, 2000, File No
          33-39242).

EX-99.7b  Amendment No. 1 to the Distribution Agreement between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Services, Inc. dated June 1, 2000 (filed electronically as
          Exhibit e9 to Post-Effective Amendment No. 19 to the Registration
          Statement of American Century World Mutual Funds, Inc. on May 24,
          2000, File No. 33-39242).

EX-99.7c  Amendment No. 2 to the Distribution Agreement between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Services, Inc. dated November 20, 2000 (filed
          electronically as Exhibit e10 to Post-Effective Amendment No. 29 to
          the Registration Statement of American Century Variable Portfolios,
          Inc. on December 1, 2000, File No. 33-14567).

EX-99.7d  Amendment No. 3 to the Distribution Agreement between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Services, Inc. dated March 1, 2001 (filed electronically as
          Exhibit e4 to Post-Effective Amendment No. 35 to the Registration
          Statement of American Century Target Maturities Trust on April 17,
          2001, File No. 2-94608).

EX-99.7e  Amendment No. 4 to the Distribution Agreement between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Services, Inc. dated April 30, 2001 (filed electronically as Exhibit e5 to Post-Effective Amendment No. 35 to the Registration
          Statement of American Century Target Maturities Trust on April 17,
          2001, File No. 2-94608).

EX-99.7f  Amendment No. 5 to the Distribution Agreement between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Services, Inc., dated August 1, 2001 (filed as Exhibit e6 to Post-Effective Amendment No. 21 to the Registration Statement of
          American Century Capital Portfolios, Inc., on July 30, 2001, File No.
          33-64872).

EX-99.7g  Amendment No. 6 to the Distribution Agreement between American Century
          California Tax-Free and Municipal Funds and American Century
          Investment Services, Inc., dated August 1, 2001 (filed as Exhibit e7 to Post-Effective Amendment No. 21 to the Registration Statement of
          American Century Capital Portfolios, Inc., on July 30, 2001, File No.
          33-64872).

EX-99.7h  Amendment No. 7 to the Distribution Agreement between American Century
          Government Income Trust and American Century Investment Services,
          Inc., dated August 1, 2001 (filed electronically as Exhibit d8 to
          Post-Effective Amendment No. 16 to the Registration Statement of
          American Century Investment Trust, on November 30, 2001, File No.
          33-65170).

EX-99.7i  Amendment No. 8 to the Distribution Agreement between American Century
          Government Income Trust and American Century Services, Inc., dated
          March 1, 2002 (filed electronically as Exhibit e9 to Post-Effective
          Amendment No. 96 to the Registration Statement of American Century
          Mutual Funds, Inc. on February 28, 2002, File No. 2-14213).

EX-99.7j  Amendment No. 9 to the Distribution Agreement between American Century
          Government Income Trust and American Century Investment Services,
          Inc., dated March 6, 2002 (filed electronically as Exhibit e10 to
          Post-Effective Amendment No. 96 to the Registration Statement of
          American Century Mutual Funds, Inc., on February 28, 2002, File No.
          2-14213).

EX-99.9a  Master Agreement by and between Commerce Bank N.A. and Twentieth
          Century Services, Inc. dated January 22, 1997 (filed electronically as
          Exhibit g2 to Post-Effective Amendment No. 76 to the Registration
          Statement of American Century Mutual Funds, Inc., on February 28,
          1997, File No. 2-14213).

EX-99.9b  Global Custody Agreement between American Century Investments and The
          Chase Manhattan Bank, dated August 9, 1996 (filed electronically as
          Exhibit 8 of Post-Effective Amendment No. 31 to the Registration
          Statement of the American Century Government Income Trust, on February
          7, 1997, File No. 2-99222).

EX-99.9c  Amendment to Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank dated December 9, 2000 (filed electronically as Exhibit g2 of Pre-Effective Amendment No. 2 to the
          Registration Statement of American Century Variable Portfolios II,
          Inc., on January 9, 2001, File No. 333-46922).

EX-99.10a Master Distribution and Individual Shareholder Services Plan of
          American Century Government Income Trust, American Century Investment
          Trust, American Century California Tax-Free and Municipal Funds,
          American Century Municipal Trust, American Century Target Maturities
          Trust and American Century Quantitative Equity Funds (C Class) dated
          September 16, 2000 (filed electronically as Exhibit m3 to
          Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.10b Amendment No. 1 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class) dated August 1, 2001 (filed electronically as Exhibit m5 to
          Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, on July 31, 2001, File No.
          2-99222).

EX-99.10c Amendment No. 2 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class), dated December 3, 2001 (filed electronically as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement of
          American Century Investment Trust, on November 30, 2001, File No.
          33-65170).

EX-99.10d Amended and Restated Multiple Class Plan of American Century
          California Tax-Free and Municipal Funds, American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds dated November 20, 2000 (filed electronically as Exhibit
          n to Post-Effective Amendment No. 35 to the Registration Statement of
          American Century Target Maturities Trust on April 17, 2001, File No.
          2-94608).

EX-99.10e Amendment No. 1 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds dated August 1, 2001 (filed electronically as Exhibit n2 to Post-Effective Amendment No. 44 to the Registration
          Statement of American Century Government Income Trust, on July 31,
          2001, File No. 2-99222).

EX-99.10f Amendment No. 2 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Fund, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated December 3, 2001 (filed
          electronically as Exhibit n3 to Post-Effective Amendment No. 16 to the
          Registration Statement of American Century Investment Trust, on
          November 30, 2001, File No. 33-65170).

EX-99.10g Amendment No. 3 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Fund, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds (filed electronically as Exhibit n4 to
          Post-Effective Amendment No. 46 to the Registration Statement of the
          Registrant, on March 4, 2002, File No. 2-99222).

EX-99.11  Opinion and consent of counsel as to the legality of the securities being registered (filed electronically as Exhibit to Post-Effective
          Amendment No. 30 to the Registration Statement of the Registrant on
          December 29, 1999, File No. 2-82734).

EX-99.12  Opinion and Consent of Counsel as to the tax matters and consequences to shareholders.

EX-99.13a Transfer Agency Agreement between American Century California Tax-Free and Municipal Funds and American Century Services Corporation, dated
          August 1, 1997 (filed electronically as Exhibit 9 to Post-Effective
          Amendment No. 33 to the Registration Statement of American Century
          Government Income Trust on July 31, 1997, File No. 2-99222).

EX-99.13b Amendment to the Transfer Agency Agreement between American Century
          California Tax-Free and Municipal Funds and American Century Services
          Corporation dated March 9, 1998 (filed electronically as Exhibit 9 to
          Post-Effective Amendment No. 23 to the Registration Statement of
          American Century Municipal Trust on March 26, 1998, File No. 2-91229).

EX-99.13c Amendment No. 1 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds and American Century
          Services Corporation dated June 29, 1998 (filed electronically as
          Exhibit 9b to Post-Effective Amendment No. 23 to the Registration
          Statement of American Century Quantitative Equity Funds on June 29,
          1998, File No. 33-19589).

EX-99.13d Amendment No. 2 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds and American Century
          Services Corporation dated November 20, 2000 (filed electronically as
          Exhibit h4 to Post-Effective Amendment No. 30 to the Registration
          Statement of the Registrant on December 29, 2000, File No. 2-82734).

EX-99.13e Amendment No. 3 to the Transfer Agency Agreement between American
          Century California Tax-Free and Municipal Funds and American Century
          Services Corporation, dated August 1, 2001 (filed electronically as
          Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
          Statement of American Century Government Income Trust, on July 31,
          2001, File No. 2-99222).

EX099.13f Amendment No. 4 to the Transfer Agency Agreement between American
          Century Government Income Trust and American Century Services
          Corporation dated December 3, 2001 (filed electronically as Exhibit h6 to Post-Effective Amendment No. 16 to the Registration Statement of
          American Century Investment Trust, on November 30, 2001, File No.
          33-65170).

EX-99.13g Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent dated as of December 19, 2000
          (filed electronically as Exhibit h5 to Post-Effective Amendment No. 33
          to the Registration Statement of American Century Target Maturities
          Trust, on January 31, 2001, File No. 2-94608).

EX-99.14a Consent of PricewaterhouseCoopers LLP, independent accountants. (to be filed by amendment)

EX-99.14b Consent of KPMG Peat Marwick, LLP, independent auditors (filed electronically as an Exhibit to Post-Effective Amendment No. 28 to the
          Registration Statement of the Registrant on December 28, 1998).

EX-99.16  Power of Attorney dated September 16, 2000 (filed electronically as
          Exhibit j3 to Post-Effective Amendment No. 30 to the Registration
          Statement of the Registrant on December 29, 2000, File No. 2-82734).

EX-99.17a Form of proxy vote card.

EX-99.17b California Municipal Money Market and California Tax-Free Money Market
          Prospectus Investor Class and Statement of Additional Information
          dated January 1, 2002 (filed electronically as a part of
          Post-Effective Amendment No. 33 to the Registration Statement of the
          Registrant on December 28, 2001, File No. 2-82734).

EX-99.17c California Municipal Money Market and California Tax-Free Money Market
          Annual Reports dated August 31, 2001 (filed electronically on November
          1, 2001).